Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of February 1, 2010 (the “Agreement”), is made by and among Union Bankshares Corporation, a Virginia corporation (the “Company”) and the persons and entities listed on the attached Schedule A to this Agreement.

RECITALS

WHEREAS, the Company and First Market Bank, FSB, a federally chartered savings bank (“FMB”), have entered into that certain First Amended and Restated Agreement and Plan of Reorganization, dated as of March 30, 2009 (the “Merger Agreement”), providing for the business combination in which FMB will merge with and into a direct wholly-owned subsidiary of the Company (the “Merger”) organized to facilitate the transaction (the “Resulting Bank”), and thereafter Union Bank and Trust Company, a direct wholly-owned banking subsidiary of the Company, will merge with and into the Resulting Bank, at such time as is reasonably practicable after the Merger;

WHEREAS, it is a condition to the closing of the Merger that this Agreement be executed and delivered by the parties hereto and effective on the Effective Date (as defined in the Merger Agreement).

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

1.	Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means with respect to any Person, any other Person, directly or indirectly controlling, controlled by or under common control with such Person, whether through the ownership of voting securities, by contract or otherwise, and shall include, in the case of any Person that is a trust or is acting through a nominee, any successor trust or nominee.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock of the Company, par value $1.33 per share, which may be outstanding from time to time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means any Markel Stockholder, Ukrop Stockholder or any assignee described in Section 8(h) hereof.

“Markel Stockholders” means Markel Corporation, Affiliates of Markel Corporation or any director of the Company who was nominated for election to the board by any Markel Stockholder.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented, including post-effective amendments, and all material incorporated by reference into such prospectus.

“Registration Expenses” means all expenses incurred by the Company in registering any Registrable Securities under the Securities Act and registering and qualifying such Registrable Securities in any states or other jurisdictions, including, but not limited to, (1) all registration and filing fees (including with respect to filings required to be made with Financial Industry Regulatory Authority (“FINRA”)); (2) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or Holders in connection with all blue sky qualifications of the Registrable Securities); (3) printing (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of printing prospectuses), messenger, telephone and delivery expenses; (4) fees and disbursements of counsel for the Company, the underwriters and one counsel for the sellers of the Registrable Securities; (5) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance); (6) fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the sale of the Registrable Securities or legal expenses of any person or entity other than the Company, the underwriters and Holders); (7) fees and expenses of other persons or entities retained by the Company; and (8) fees and expenses associated with any FINRA filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained in accordance with the rules and regulations of FINRA.

“Registration Statement” means any registration statement of the Company that covers any Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such registration statement (including post-effective amendments) and all exhibits and material incorporated by reference in such registration statement.

“Registrable Securities” means, on any given date, the shares of Common Stock then outstanding which were issued pursuant to the Merger and which are held by the Holders.

“Securities Act” means the Securities Act of 1933, as amended.

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“Ukrop Stockholders” means Ukrop’s Services, L.C., James E. Ukrop, Robert S. Ukrop, James E. Ukrop, as Trustee of The Second Amended and Restated James Edward Ukrop Revocable Trust dated as of January 19, 2004, Robert Scott Ukrop, Joseph E. Ukrop, Robert Stephen Ukrop, as Trustee of The Amended and Restated Robert Stephen Ukrop Revocable Trust dated as of August 25, 2004, Robert S. Ukrop as Trustee of The Trust dated as of December 31, 1976 made by Joseph and Jacquelin Ukrop f/b/o Jeffrey Brown Ukrop, Robert S. Ukrop as Trustee of the Trust dated as of December 31, 1976 made by Joseph and Jacquelin Ukrop f/b/o Nancy Joseph Ukrop Kantner, Jayne B. Ukrop as Trustee of the Trust dated as of December 30, 1976 made by Robert S. Ukrop f/b/o Jeffrey Brown Ukrop, Jayne B. Ukrop as Trustee of the Trust dated as of December 30, 1976 made by Robert S. Ukrop f/b/o Nancy Joseph Ukrop Kantner, Robert Stephen Ukrop, Jr., Jacquelin Ukrop Aronson, Jeffrey Brown Ukrop, Nancy Joseph Ukrop Kantner, Ukrop’s Thrift Holdings, Inc., Affiliates of any of the foregoing Persons or any director of the Company who was nominated for election to the board by any Ukrop Stockholder.

2.	Required Registration.

(a) The Company shall use its best efforts to register as soon as practicable after the date of this Agreement all of the Registrable Securities under the Securities Act on a Form S-3 Registration Statement allowing resales of the Registrable Securities from time to time by the Ukrop Stockholders, the Markel Stockholders and pledges or donees, if any, of their Registrable Securities and to cause the Registration Statement to be declared effective and to remain effective (the “Required Registration”).

(b) The Company shall exercise its reasonable best efforts to register and qualify the Registrable Securities covered by the Registration Statement described in this Section 2 in each jurisdiction reasonably requested by each Holder of Registrable Securities included in such registration.

3.	Underwritten Demand Registration.

(a) If at any time after the date of this Agreement fifty percent, by shareholdings, of the Ukrop Stockholders or a majority, by shareholdings, of the Markel Stockholders (the “Initiating Holders”) request the Company to register all or part of their Registrable Securities in connection with a distribution pursuant to an underwriting (an “Underwritten Demand Registration”), the Company shall (x) promptly give written notice of such proposed Underwritten Demand Registration to all non-Initiating Holders of Registrable Securities, each of which shall have thirty (30) days after delivery of such notice to request the Company to include all or part of his or its Registrable Securities in such registration, and (y) use its best efforts to register as soon as practicable all Registrable Securities that Holders requested be included in such registration, provided that the Company shall have no such obligation to register any Registrable Securities pursuant to this Section 3 within the first six (6) months following the effective date of the Required Registration; provided, however, that if an Underwritten Demand Registration is withdrawn by the Majority Initiating Holders as defined in Section 3(c) below because of a material adverse effect on the business, properties, prospects, assets, liabilities, or condition (financial or otherwise) of the Company not known to them at the time they requested such registration, such registration shall not constitute an Underwritten Demand Registration for purposes of this Section 3.

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(b) Notwithstanding anything to the contrary in Section 3(a), the Company shall not be obligated to take any action to register any Registrable Securities pursuant to a request for an Underwritten Demand Registration if (i) the number of Registrable Securities requested to be registered is less than 15% of the then Registrable Securities, or (ii) the request to register the Registrable Securities is made within six (6) months of the effective date of another registration of Common Stock with respect to which the Holders had an opportunity to include their Registrable Securities.

(c) In connection with an Underwritten Demand Registration, the Company shall enter into an underwriting agreement with the managing underwriter or underwriters (the “Underwriter”) selected by Initiating Holders (the “Majority Initiating Holders”) holding a majority of the Registrable Securities that such Holders requested be registered pursuant to such registration; provided, however, that the Underwriter so selected must be reasonably acceptable to the Company.

(d) Notwithstanding anything to the contrary in Section 3, the right of any Holder to participate in an Underwritten Demand Registration shall be conditioned upon such Holder agreeing to (i) sell any of his or its Registrable Securities included in such registration on the basis provided in any underwriting arrangements approved by the Majority Initiating Holders, and (ii) complete and execute all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

(e) If in connection with an Underwritten Demand Registration the Underwriter determines that market factors limit the number of Registrable Securities that can be underwritten, then the number of Registrable Securities of any holder thereof that can be included in such registration shall be equal to the product of (i) the maximum number of Registrable Securities that the Underwriter estimates can be underwritten in connection with such registration, and (ii) a fraction, the numerator of which shall equal the number of Registrable Securities that such holder thereof requested be included in such registration, and the denominator of which shall equal the total number of Registrable Securities that were requested to be included in such registration by all Holders thereof. If the number of Registrable Securities that any Holder requested to be included in an Underwritten Demand Registration is to be reduced as a result of market factors, the Company shall promptly notify such Holder of any such reduction and the number of Registrable Securities of such Holder that will be included in such registration.

(f) If in connection with an Underwritten Demand Registration any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw from such underwriting by delivering written notice to the Company, the Underwriter and the Initiating Holders at least seven (7) days prior to the effective date of the Registration Statement. Any Registrable Securities withdrawn from such underwriting shall also be withdrawn from such registration.

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(g) In the event of any Underwritten Demand Registration, the Company shall exercise its reasonable best efforts to register and qualify the Registrable Securities covered by the Registration Statement in each jurisdiction reasonably requested by each Holder of Registrable Securities included in such registration.

(h) Notwithstanding anything else contained in this Section 3, the Company’s obligations under this Section 3 to use its reasonable best efforts to register as soon as practicable all Registrable Securities shall be suspended, at the option of the Company, for a total of not more than sixty (60) days if the Company determines in good faith that an event has occurred or conditions exist that result or may result in a Registration Statement or Prospectus containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading (a “Misstatement”). If the Company determines that a Registration Statement or Prospectus contains a Misstatement, the Company will use all reasonable efforts to cause the Registration Statement and the Prospectus to be amended or supplemented as soon as reasonably possible, so that any Misstatement that triggered the blackout period can be cured and the sale of the Registrable Securities continued as soon as reasonably possible.

(i) Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until the Holder has received copies of the supplemented or amended prospectus that corrects such Misstatement, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

Notwithstanding anything else contained in this Section 3, the rights granted to Holders of Registrable Securities under this Section 3 may only be exercised two times by each of (i) the Markel Stockholders (collectively) or (ii) the Ukrop Stockholders (collectively).

4.	Piggyback Registration.

(a) If the Company elects or is required to register any sale of the shares of any Common Stock, other than pursuant to Section 3 hereof or other than a Registration Statement filed on Form S-8 or Form S-4 (or any similar or successor forms issued by the Commission from time to time), the Company shall (i) promptly provide each Holder with written notice of such registration (a “Piggyback Registration”), which notice shall include a list of all jurisdictions in which the Company intends to register and qualify such Common Stock, and (ii) use its reasonable best efforts to include in such registration all the Registrable Securities requested to be included by any Holder within thirty (30) days after notice of such registration is delivered to Holders.

(b) If the Company intends for the Common Stock being registered pursuant to any Piggyback Registration to be distributed pursuant to an underwriting (an “Underwritten Piggyback Registration”), the notice provided by the Company to Holders pursuant to Section 4(a) shall state that such registration will be underwritten.

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(c) Notwithstanding anything to the contrary in Section 4, the right of any Holder to participate in an Underwritten Piggyback Registration shall be conditioned upon such Holder agreeing to (i) sell all of its Registrable Securities included in such registration on the basis provided in any underwriting arrangements approved by the Company, and (ii) complete and execute all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

(d) If in connection with any Underwritten Piggyback Registration the Underwriter determines that market factors limit the number of Registrable Securities that can be underwritten, the number of Registrable Securities of any Holder that can be included in such registration shall be equal to the product of (i) the maximum number of Registrable Securities that the Underwriter estimates can be underwritten in connection with such registration, and (ii) a fraction, the numerator of which shall equal the number of Registrable Securities that such Holder requested be included in such registration, and the denominator of which shall equal the total number of Registrable Securities that were requested to be included in such registration by all Holders. If the number of Registrable Securities that any Holder requested be included in an Underwritten Piggyback Registration is to be reduced as a result of market factors, the Company shall promptly notify such Holder of any such reduction and the number of Registrable Securities of such Holder that will be included in such registration.

(e) If in connection with any Underwritten Piggyback Registration any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw from such underwriting by delivering written notice to the Company and the Underwriter at least seven (7) days prior to the effective date of the Registration Statement. Any Registrable Securities withdrawn from such underwriting shall also be withdrawn from such registration.

(f) In connection with any Piggyback Registration, the Company shall exercise its best efforts to register and qualify the Registrable Securities included in such registration in each jurisdiction reasonably requested by each Holder of Registrable Securities included in such registration.

(g) Notwithstanding anything else contained in this Section 4, the rights granted under this Section 3 shall terminate on the date described in Section 3, above.

(h) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with this Agreement.

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5.	Registration Procedures.

The Company will keep each Holder of Registrable Securities that are included in any registration advised as to the initiation and completion of such registration. At its expense the Company shall: (a) use its reasonable best efforts to keep any such registration effective for a period of thirty (30) days or until each Holder has completed its distribution of Registrable Securities covered by such registration, whichever occurs earlier; and (b) furnish the number of Prospectuses (including preliminary prospectuses) and other documents as any Holder participating in a registration may reasonably request from time to time.

6.	Registration Expenses.

Except to the extent otherwise provided in this Agreement, all Registration Expenses incurred in connection with the Required Registration and any Piggyback Registration shall be borne by the Company, whether or not a Registration Statement becomes effective. All Registration Expenses incurred in connection with an Underwritten Demand Registration or any other registration of Registrable Securities shall be borne by the Holders.

7.	Indemnification.

(a) The Company agrees to indemnify and hold harmless (i) each Holder, and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) such Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”), and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an (“Indemnified Party”)), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Party) (each, a “Liability” and collectively, “Liabilities”) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any Free Writing Prospectus (as defined below), any prospectus, or any preliminary prospectus, or in any such document as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Liability (x) arises out of or is based upon any such untrue statement or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any Holder that is furnished in writing to the Company by such Holder expressly for use in a Registration Statement or any amendment thereto, any prospectus or any supplement thereto, or any preliminary prospectus, (y) arises out of or is based upon offers or sales effected by the Holder “by means of” (as defined in Securities Act Rule 159A) a “free writing prospectus” (as defined in Securities Act Rule 405) (a “Free Writing Prospectus”) that was not authorized in writing by the Company, or (z) for any Liability which was caused by the Holder’s failure to deliver or make available to the Holder’s immediate purchaser a copy of the Registration Statement or prospectus or any amendments or supplements thereto (if the same was required by applicable law to be delivered or made available).

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In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Parties with respect to which indemnity may be sought against the Company, such Indemnified Party (or the Indemnified Party controlled by such controlling person) shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement). Such Indemnified Party shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder), provided, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for Indemnified Parties, which firm shall be designated by the Indemnified Parties. The Company shall be liable for any settlement of any such action or proceeding consented to by the Company, and the Company agrees to indemnify and hold harmless any Indemnified Party from and against any Liability by reason of any settlement of any action consented to by the Company. The Company shall not, without the prior written consent of each Indemnified Party, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought under this Section 7 (whether or not any Indemnified Party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Party from all liability arising out of such action, claim, litigation or proceeding.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, and its respective directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Parties, but only (x) if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information relating to the Holder furnished in writing to the Company by such Holder expressly for use in such Registration Statement or prospectus or any amendment or supplement to either thereof, or such preliminary prospectus, (y) for any Liability which arises out of or is based upon offers or sales by such Holder pursuant to a Free Writing Prospectus that was not authorized in writing by the Company, or (z) for any Liability which was caused by such Holder’s failure to deliver or make available to such Holder’s immediate purchaser a copy of the Registration Statement or prospectus or any amendments or supplements thereto (if the same was required by applicable law to be delivered or made available); provided that the indemnity provided by such Holder under this Section 7(b) shall be limited in amount to the lesser of (A) such Holder’s allocable portion (based on the number of Registrable Securities included in the Registration Statement) of the liability for indemnification, and (B) the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to the Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder, such Holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Indemnified Party by the preceding paragraph.

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(c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) or Section 7(b) (other than by reason of exceptions provided in those Sections) in respect of any Liability referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other in connection with the statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 7(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7c), no Holder shall be required to contribute any amount in excess of the amount such Holder would have been required to pay to an Indemnified Party if the indemnification provided in this Section 7 were available. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.	Miscellaneous.

(a) This Agreement constitutes the entire contract among the Company and the Holders relative to the subject matters hereof. Any previous agreement between the Company and the Holders concerning registration rights of Registrable Securities or the right to obtain information about the Company is superseded by this Agreement.

(b) None of the provisions of this Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions thereof may not be given, unless the Company has obtained the written consent of a majority, by shareholdings, of the Markel Stockholders and a majority, by shareholdings, of the Ukrop Stockholders and provided that a waiver or consent to departure from the provisions of this Agreement that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly adversely affect the rights of any other Holders may be given by the holders of a majority of the Registrable Securities being sold. Notwithstanding the foregoing, no Holder’s rights under Section 7 may be adversely affected without the consent of such Holder.

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(c) This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia (without regard to the principles of conflicts of laws thereof).

(d) The sole and exclusive venue for any action arising out of this Agreement shall be a state or federal court situated in the City of Richmond, Virginia, and the parties agree to the personal jurisdiction of such courts. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, court costs and expenses, incurred in that action or proceeding, in addition to any other relief to which such party may be entitled.

(e) In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(f) Any notice required or permitted hereunder shall be given in writing and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, transmitted by fax, or mailed by registered or certified mail (postage prepaid), return receipt requested, addressed (i) if to the Company, as set forth below the Company’s name on the signature page of this Agreement, and (ii) if to Holder, at such Holder’s address as set forth on the counterpart signature page to this Agreement, or at such other address as the Company or such Holder may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (x) on the date delivered, if by messenger or courier service; (y) on the date of the confirmation of receipt, if by fax; and (z) either upon the date of receipt or refusal of delivery, if mailed.

(g) The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

(h) The rights granted each Holder pursuant to this Agreement may only be assigned by such Holder to (i) an Affiliate of the Holder, (ii) to individuals who would be encompassed within the definition of “members of a family” as to the Holder (as the term “members of family” is defined in Section 1361(c)(1)(B) of the Internal Revenue Code of 1986, as amended), (iii) pursuant to the laws of descent and distribution, or (iv) the legal successor in interest by operation of law.

(i) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders as such shall be for the benefit of and enforceable by any

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subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

(j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

UNION BANKSHARES CORPORATION

By:	/s/ G. William Beale
G. William Beale
President and Chief Executive Officer

Address:
211 North Main Street Post Office Box 446 Bowling Green, Virginia 22427-0446 Telephone: (804) 632-2121 Facsimile: (804) 633-1800

MARKEL CORPORATION

By:	/s/ Richard R. Whitt, III
Name:	Richard R. Whitt, III
Title:	Senior VP and Chief Financial Officer

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

/s/ James E. Ukrop
James E. Ukrop

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

/s/ Robert S. Ukrop
Robert S. Ukrop

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

/s/ Robert Scott Ukrop
Robert Scott Ukrop

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

UKROP’S SERVICES, L.C.

By:	/s/ James E. Ukrop
Name:	James E. Ukrop
Title:	Manager

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

UKROP’S THRIFT HOLDINGS, INC.

By:	/s/ James E. Ukrop
Name:	James E. Ukrop
Title:	Chairman of the Board

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

SECOND AMENDED AND RESTATED JAMES EDWARD UKROP REVOCABLE TRUST U/A DATED 1/19/2004

By:	/s/ James E. Ukrop
Name:	James E. Ukrop
Title:	Trustee

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

/s/ Joseph E. Ukrop
Joseph E. Ukrop

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

AMENDED AND RESTATED ROBERT STEPHEN UKROP REVOCABLE TRUST U/A DATED 8/25/2004

By:	/s/ Robert Stephen Ukrop
Robert Stephen Ukrop
Trustee

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

TRUST U/A DATED 12/31/1976 MADE BY JOSEPH AND JACQUELIN UKROP F/B/O JEFFREY BROWN UKROP

By:	/s/ Robert S. Ukrop
Robert S. Ukrop
Trustee

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

TRUST U/A DATED 12/31/1976 MADE BY JOSEPH AND JACQUELIN UKROP F/B/O NANCY JOSEPH UKROP KANTNER

By:	/s/ Robert S. Ukrop
Robert S. Ukrop
Trustee

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

TRUST U/A DATED 12/30/1976 MADE BY ROBERT S. UKROP F/B/O JEFFREY BROWN UKROP

By:	/s/ Jayne B. Ukrop
Jayne B. Ukrop
Trustee

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

TRUST U/A DATED 12/30/1976 MADE BY ROBERT S. UKROP F/B/O NANCY JOSEPH UKROP KANTNER

By:	/s/ Jayne B. Ukrop
Jayne B. Ukrop
Trustee

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

/s/ Robert Stephen Ukrop, Jr.
Robert Stephen Ukrop, Jr.

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

/s/ Jacquelin Ukrop Aronson
Jacquelin Ukrop Aronson

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

/s/ Jeffrey Brown Ukrop
Jeffrey Brown Ukrop

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

/s/ Nancy Joseph Ukrop Kantner
Nancy Joseph Ukrop Kantner

Address:

Facsimile:

[Signature Page to Registration Rights Agreement]

Schedule A

List of Holders

1.	Markel Corporation

2.	Those persons and entities identified under the definition of “Ukrop Stockholders” in the Agreement.